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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     February 14, 1996
                                                --------------------------------

 Phoenix Leasing Cash Distribution Fund  III, A California Limited Partnership
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             (Exact name of registrant as specified in its charter)


 California                            0-16615               68-0062480
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


 2401 Kerner Blvd, San Rafael CA                                      94901-5527
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code            (415) 485-4500
                                                              --------------






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Item 2.  Acquisition or Disposition of Assets.

(a) Phoenix Leasing Cash Distribution Fund III and Phoenix Grassroots Cable Systems, L.L.C. (collectively referred to as "the Partnership") entered into a Settlement Agreement and Releases (the "Agreement") with Grassroots Cable Systems, Inc., a cable television company that the Partnership, along with other affiliated partnerships, had extended credit. Phoenix Grassroots Cable Systems, L.L.C is a newly formed limited liability company and majority owned subsidiary of Phoenix Leasing Cash Distribution Fund III. The closing date of the Agreement was February 14, 1996. This Agreement allowed the Partnership to foreclosure upon the cable television system (the collateral for the note) of Grassroots
Cable Systems, Inc. The Partnership's net carrying value for this outstanding note receivable, before considering any allowance for losses on notes receivable, was $9,014,483 at December 31, 1995. The Partnership is required to make a cash payment of $75,000 and will assume certain liabilities and accounts payable as specified in the agreement.

The assets received through foreclosure generally consists of headend equipment, cable plant, franchise agreements, subscriber lists, leased property, land, tools, vehicles and miscellaneous other assets. The Partnership plans to continue the operations of the cable television company received through foreclosure.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Businesses Acquired.

b) Pro forma financial information.


It is impracticable at this time to provide financial statements for Grassroots Cable Systems, Inc. and pro forma financial information for the Registrant. The Registrant plans to file the financial statements and pro forma financial information within 60 days from the date of this filing.

c) Exhibits:

         (2) Settlement Agreement and Releases. (43 pages)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf b the undersigned hereunto duly authorized.

                                      PHOENIX LEASING CASH DISTRIBUTION FUND III
                                           A CALIFORNIA LIMITED PARTNERSHIP
                                                     (Registrant)


Date                           Title                               Signature


February 28, 1996        Senior Vice President,            /S/ Bryant J. Tong
                         Financial Operations              ---------------------
                         (Principal Accounting Officer)    (Bryant J. Tong)
                         of Phoenix Leasing Incorporated
                         the General Partner


February 28, 1996        Partnership Controller            /S/ Michael K. Ulyatt
                         of Phoenix Leasing Incorporated   ---------------------
                         the General Partner               (Michael K. Ulyatt)